QUAKER® INVESTMENT TRUST	Supplement dated January 25, 2008
to the Prospectus Dated October 29, 2007

QUAKER STRATEGIC GROWTH FUND (“THE FUND”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective December 31, 2007, Chris Perras has resigned as a portfolio manager from the Fund. The references to Mr. Perras under the subheading related to the Fund on page 40 are hereby deleted.